Commitments and Contingent Liabilities (Details) $ in Thousands, ₪ in Millions	12 Months Ended
	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2022 ILS (₪)
Commitments and Contingent Liabilities (Details) [Line Items]
Line of credit (in New Shekels) | ₪				₪ 6
Interest rate, description	This line of credit is unsecured and available subject to (i) the Company’s maintenance of a 30% ratio of total tangible shareholders’ equity to total tangible assets, and (ii) the total credit use being less than 70% of the Company’s and its subsidiaries’ receivables. Interest rates across this credit line varied from 0.3% to 5.45% as of December 31, 2022.
Purchase commitments	$ 83,758
Royalties percentage	2.50%
Maximum annual amount	$ 625
Royalty expense	625	$ 625	$ 625
Five Bank Guarantees [Member]
Commitments and Contingent Liabilities (Details) [Line Items]
Total guarantees amount	$ 846